UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 27, 2006

CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 11-2776686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On October 27, 2006, the Board of Directors of Cablevision Systems Corporation (the “Company”) appointed Grover C. Brown and Zachary W. Carter as directors of the Company. Messrs. Brown and Carter will serve as directors elected by holders of Class A Common Stock under the Company’s Amended and Restated Certificate of Incorporation. Messrs. Brown and Carter were each also appointed as directors of the Company’s subsidiary CSC Holdings, Inc.

        Also on October 27, 2006, the Board of Directors appointed Messrs. Brown and Carter to a newly formed special litigation committee of the Board. The special litigation committee will review and analyze the facts and circumstances surrounding claims that have been raised in certain litigations in which the Company has been named as a nominal defendant, and which purport to have been brought derivatively on behalf of the Company. The special litigation committee has full and sole authority to consider and determine whether or not prosecution of such claims is in the best interests of the Company and its shareholders, and what actions the Company should take with respect to the cases.

        Mr. Brown is currently Special Counsel with the law firm of Gordon, Fournaris & Mammarella, P.A., in Wilmington, Delaware. From 1985 to 2000, Mr. Brown was Partner at the law firm of Morris, James, Hitchens & Williams. Mr. Brown served as Chancellor and Vice Chancellor of the Delaware Court of Chancery from 1973 until 1985 and was a Family Court Judge for the State of Delaware prior to that time. While a member of the Court of Chancery, Mr. Brown sat as a member of the Delaware Supreme Court on more than 100 appeals by special designation of the Chief Justice of the Delaware Supreme Court.

        Zachary W. Carter serves currently as partner at the law firm Dorsey & Whitney LLP, in New York, New York. Mr. Carter joined Dorsey & Whitney in 1999 after a career in public service. This included serving as: United States Attorney for the Eastern District of New York from 1993 to 1999; United States Magistrate Judge for the Eastern District of New York from 1991 to 1993; Judge of the Criminal Court of the City of New York from 1987 to 1991; and Executive Assistant District Attorney, Kings County District Attorney’s Office, Brooklyn, New York from 1982 to 1987.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Michael P. Huseby

	Name: Title:	Michael P. Huseby Executive Vice President and Chief Financial Officer

Dated: October 27, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, INC. (Registrant)
By:	/s/ Michael P. Huseby

	Name: Title:	Michael P. Huseby Executive Vice President and Chief Financial Officer

Dated: October 27, 2006

3